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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 17, 2001 relating to the financial statements, which appears in Zoran Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.

/s/ PricewaterhouseCoopers LLP

San Jose, California
December 4, 2001

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS